UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2023

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (234) 285-4001

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 19, 2023, Lordstown Motors Corp. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, because the closing bid price for the Company’s Class A common stock has fallen below $1.00 per share for 30 consecutive business days (March 7, 2023 through April 18, 2023), the Company was no longer in compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5450(a)(1) for continued listing on The Nasdaq Global Select Market (the “Bid Price Requirement”).

The Notice has no immediate effect on the listing of the Company’s Class A common stock on The Nasdaq Global Select Market and does not affect the Company’s reporting requirements with the Securities and Exchange Commission. Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(A), the Company has been provided with a compliance period of 180 calendar days, or until October 16, 2023, to regain compliance with the Bid Price Requirement. To regain compliance, the closing bid price of the Company’s Class A common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days prior to October 16, 2023.

If the Company does not regain compliance by October 16, 2023, the Company may be eligible for an additional grace period. To qualify, the Company must apply to transfer the listing of the Class A common stock to The Nasdaq Capital Market, which requires the Company to meet the continued listing requirements for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Bid Price Requirement, and provide written notice of its intention to cure the minimum bid price deficiency during the second compliance period. If the Company meets these requirements, the Nasdaq staff would be expected to grant an additional 180 calendar days for the Company to regain compliance with the minimum bid price requirement.

The Company is currently evaluating various courses of action to regain compliance with the Bid Price Requirement, including implementing a reverse stock split if such action is authorized by the Company’s stockholders. In anticipation of receipt of the Notice, on April 11, 2023, the Company filed a definitive proxy statement (the “Proxy Statement”) for the Company’s annual meeting of stockholders to be held on May 22, 2023 (the “Annual Meeting”) which included a proposal to amend the Company’s second amended and restated certificate of incorporation, as amended (the “Charter”), to effect a reverse stock split of the Company’s Class A common stock at a reverse stock split ratio ranging from 1:3 to 1:15, and to authorize the Company’s board of directors to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split (the “Reverse Stock Split Proposal”).

There can be no assurance that stockholders will approve the Reverse Stock Split Proposal at the Annual Meeting, that a reverse stock split, if implemented, will increase the market price of the Class A common stock in proportion to the reduction in the number of shares of the Class A common stock outstanding before the reverse stock split or, even if it does, that such price will be maintained for any period of time. Additional information, including certain risks associated with the Reverse Stock Split Proposal, can be found in the Proxy Statement.

Forward-Looking Statements

This report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. With respect to the matters addressed in this report, those factors include, but are not limited to: our ability to cure any deficiencies in compliance with the Bid Price Requirement or maintain compliance with other Nasdaq Listing Rules; our eligibility for additional compliance periods, if necessary, in which to seek to regain compliance with the Bid Price Requirement; our eligibility to transfer the Class A common stock to The Nasdaq Capital Market; our ability to ultimately obtain relief or extended periods to regain compliance from Nasdaq, if necessary, or to meet applicable Nasdaq requirements for any such relief or extension; and risks related to the substantial costs and diversion of personnel’s attention and resources due to these matters. While we are planning to take actions to address non-compliance with the Bid Price Requirement, and have at least 180 days to do so, there can be no assurance that compliance will be achieved. Such non-compliance or a delisting from Nasdaq would materially and adversely affect our ability to raise capital and our financial condition and business.

Other factors that may impact our results and prospects include, but are not limited to:

•	our ability to continue as a going concern, which requires us to manage costs and obtain significant additional funding to execute our business plan, including to achieve our 2023 Endurance production and sales targets and develop any additional vehicle programs, and our ability to raise such funding on a reasonable timeline and with suitable terms;
•	the cost and other impacts of contingent liabilities, such as current and future litigation, claims, regulatory proceedings, investigations, complaints, product liability claims and stockholder demand letters, and availability of insurance coverage and/or adverse publicity with respect to these matters, which may have a material adverse effect, whether or not successful or valid, on our liquidity position, market price of our stock, cash projections, business prospects and ability and timeframe to obtain financing;
•	our ability to effectively implement and realize the benefits from our recently completed and pending transactions and agreements with Foxconn, including the additional funding transactions under the Investment Agreement, dated November 7, 2022, with Foxconn Ventures Pte. Ltd, which depend on many variables that include regulatory approvals and satisfaction or waiver of certain EV program milestones and other conditions required to be met for funding, and our ability to utilize the designs, engineering data and other foundational work of Foxconn, its affiliates, and other members of the Mobility-in-Harmony MIH consortium as well as other parties, and that all such parties adhere to timelines to develop, commercialize, industrialize, homologate and certify a vehicle in North America, along with variables that are out of the parties’ control, such as technology, innovation, adequate funding, supply chain and other economic conditions, competitors, customer demand and other factors;
•	our ability to successfully address known and unknown performance, quality, supply chain and other launch-related issues, some of which are or may be material or may require additional recalls or retrofits of the Endurance, and resume commercial production and sales of the Endurance on a reasonable timeline and in accordance with our business plan;
•	the risk that additional elements of our technology, including our hub motors, do not perform as expected in the near or longer-term;
•	our ability to maintain appropriate supplier relationships, including for our critical components and the terms of such arrangements, and our ability to establish our supply chain to support new vehicle programs;
•	our ability to obtain a strategic partner for the Endurance and to raise sufficient capital, including under the financing arrangements we have established, in order to invest in the tooling that we expect would enable us to eventually lower the Endurance bill of materials cost, continue design enhancements of the Endurance to enable scaled production and fund any future vehicles we may develop;

•	our ability to execute our business plan, expansion plans, strategic alliances and other opportunities, including development and market acceptance of our planned products;
•	risks related to our limited operating history, the execution of our business plan and the timing of expected business milestones, including the ability to effectively utilize existing tooling, a substantial portion of which is soft tooling not intended for long term production;
•	our ongoing ability to secure and receive vehicle components from our supply chain in sufficient quantities to meet production volume plans and of acceptable quality to meet vehicle requirements;
•	the availability and cost of raw materials and components, particularly in light of current supply chain disruptions and labor concerns, inflation, and the consequences of any shortages on our ability to produce saleable vehicles;
•	our ability to successfully identify and implement actions that will significantly lower the Endurance bill of materials cost, including identifying a strategic partner to scale the Endurance, and realizing the sourcing benefits anticipated from our relationship with Foxconn;
•	our ability to obtain binding purchase orders and build customer relationships; the effects of competition on our ability to market and sell vehicles;
•	our ability to deliver on the expectations of customers with respect to the pricing, performance, quality, reliability, safety and efficiency of the Endurance and to provide the levels of after sale service, support and warranty coverage that they will require and the impact of performance issues, production pauses and delays and recalls on consumer confidence and interest in our vehicles;
•	our ability to attract and retain key personnel and hire additional personnel;
•	the pace and depth of electric vehicle adoption generally;
•	our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others;
•	our ability to obtain required regulatory approvals and comply with changes in laws, regulatory requirements, interpretations of existing laws and governmental incentives; and
•	the possibility that we may be adversely affected by other economic, geopolitical, business and/or competitive factors, including rising interest rates, fuel and energy prices and the direct and indirect effects of the war in Ukraine.

As a result of these uncertainties, and notwithstanding management’s plans and efforts to date, if we are unable to raise substantial additional capital in the near term, our operations and production plans will be scaled back or curtailed. If any funds raised are insufficient to provide a bridge to consistent serial production at a profit, our operations could be severely curtailed or cease entirely and we may not realize any significant value from our assets. Additional information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and Lordstown Motors undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.
By:	/s/ Adam Kroll
Name:	Adam Kroll
Title:	Chief Financial Officer

Date: April 20, 2023